EXHIBIT 10.1


              FIRST MODIFICATION TO AGREEMENT OF SALE AND PURCHASE
                             (MAIN PARK APARTMENTS)


     This First Modification to Agreement of Sale and Purchase ("Modification") is made and entered into this 3rd day of February 1998 between MGW APARTMENTS PARTNERSHIP ("Seller") and CORNERSTONE REALTY GROUP, INC. ("Purchaser").

     WHEREAS, Purchaser and Seller entered into an Agreement of Sale and Purchase on the 20th day of January 1998 ("Agreement"); and

     WHEREAS, Purchaser and Seller now desire to modify and amend the Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the promises and the respective agreements hereinafter set forth, Seller and Purchaser agree as follows:

     1. All terms not specifically defined herein shall have the same meaning as ascribed to them in the Agreement.

     2. ARTICLE I, Paragraph 1.1.4 Purchase Price is hereby amended to read as follows:

          "1.1.4 Purchase Price: $8,000,000, payable all in cash in U.S. Dollars at Closing (defined below), subject to the prorations and adjustments as hereinafter set forth."

     3. Except as herein modified, the terms and provisions of the Agreement shall remain in full force and effect.

     4. In the event there is any conflict in the terms of this Modification and the terms of the Agreement, the terms of this Modification shall govern.

     5. This Modification may be executed in separate counterparts, each of which shall be deemed an original and all of which taken together will constitute one agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Modification on the date first above written.

                                 SELLER:

                                 MGW APARTMENTS PARTNERSHIP
                                 By: 3636 COLORADO, INC., GENERAL PARTNER

                                     By: /s/ John Flaten
                                        ----------------------------------------
                                        Name: John Flaten
                                        Title: Secretary

                                 By: BORLAND ARIZONA CORPORATION,
                                     GENERAL PARTNER


                                     By: /s/ David C. Borger
                                        ----------------------------------------
                                        David C. Borger
                                        Vice President, Development

                                        /s/ Alan A. Borger, Jr.
                                        ----------------------------------------
                                        Alan A. Borger, Jr.
                                        Executive Vice President


                                 PURCHASER:

                                 CORNERSTONE REALTY GROUP, INC.

                                 By: /s/ S.J. Olander
                                    --------------------------------------------
                                    Name: S.J. Olander
                                    Title: Vice President

                         AGREEMENT OF SALE AND PURCHASE
                             (MAIN PARK APARTMENTS)

     THIS AGREEMENT OF SALE AND PURCHASE (the "Agreement") is made and entered into by and between the parties listed below as "Seller" and "Purchaser", effective as of the Effective Date (defined below).


                                       I.
                                   BASIC TERMS

1.1 The following shall constitute the Basic Terms (herein so called) of this Agreement, and the terms having initial capital letters, used in the captions, or otherwise defined in this Article I shall have the same meaning when used in other Articles of this Agreement, unless the context otherwise requires a different meaning. Also, in the event of any conflict between the Basic Terms and other provisions in this Agreement, the Basic Terms shall control.


     1.1.1     Seller:     MGW APARTMENTS PARTNERSHIP
               Address:    c/o Mr. Kim L. Lawrence
                           12700 Preston Road, Suite 235
                           Dallas, Texas 75230
                           Phone (972) 661-2145
                           Facsimile (972) 661-3283

     1.1.2     Purchaser:  CORNERSTONE REALTY GROUP, INC.
               Address:    306 East Main Street
                           Richmond, Virginia  23219
                           Attn:  Mr. Gus G. Remppies
                           Phone:  (804) 643-1761
                           Facsimile:  (804)782-9302

     1.1.3 Property/Project: The 192 unit apartment complex known as "Main Park Apartments", 1303 S. Main Street, Duncanville, Texas 75131, and located on the Land (herein so called) legally described on Exhibit "A" attached hereto. The Property is more particularly described in Article II below.

     1.1.4 Purchase Price: $8,025,000.00, payable all in cash in U.S. Dollars at Closing (defined below), subject to the prorations and adjustments as hereinafter set forth.



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     1.1.5     Earnest Money: $100,000.00,  to be delivered to the Title Company
               (defined below) on or before two (2) business days after the Effective Date (defined below). The Earnest Money is to be placed in an interest-bearing account. An additional, non-refundable $100.00 shall be paid by Purchaser to Seller at the same time as the Earnest Money as an option fee.

     1.1.6     Title Company:     Commonwealth Land Title of Dallas
                                  1700 Pacific, Suite 4740
                                  Dallas, Texas 75201
                                  Attention: Jodi Joles
                                  Phone 214-855-8411
                                  Facsimile 214-754-9066

     1.1.7     Review Period:     Fourteen (14) days after the Effective Date.

     1.1.8 Closing or Closing Date: Seven (7) days after the expiration of the Review Period, or such earlier date as the parties may agree upon, at the office of the Title Company.

     1.1.9 Broker: CB Commercial, to be paid by Seller a commission pursuant to a separate agreement.


                                       II.
                           DESCRIPTION OF THE PROPERTY

2.1 In consideration of the Purchase Price and upon the terms and conditions hereinafter set forth, Seller shall sell to Purchaser and Purchaser shall purchase from Seller:

     2.1.1 The Land, together with all rights and appurtenances pertaining to such real estate, including, without limitation, any and all rights of Seller in and to all roads, alleys, easements, streets and ways adjacent to the Land, strips and gores and rights of ingress and egress thereto and any reversionary rights relating thereto;

     2.1.2 All improvements, structures and fixtures placed, constructed or installed on the Land, being the Project, related parking spaces and all other structures and amenities located thereon (the "Improvements");

     2.1.3 All fixtures, furniture, carpeting, draperies, appliances, building supplies, equipment, tools, machinery, inventory, and other items of personal property owned by Seller


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


and presently and hereafter affixed, attached to, placed or situated upon the Land or Improvements and used in connection with the ownership, operation and occupancy of the Land or improvements ("Personalty"), including those items described on Exhibit "B" attached hereto, but speciflcally excluding any items of personal property owned by tenants ("Tenants") of the Land or Improvements and further excluding any items of personal property owned by third parties and leased to Seller;

     2.1.4 Seller's interest in all apartment leases ("Leases") now or hereafter affecting the Land or Improvements, together with all refundable security deposits in Seller's possession ("Security Deposits") of Tenants occupying the Land or Improvements as shown in such Leases, which Security Deposits shall be credited against the Purchase Price in accordance with Section 7.1;

     2.1.5 Seller's interest in all assignable leasing, service, supply and maintenance contracts and all deposits made thereunder, excluding utility deposits ("Contracts") and all trade names, rights to plans and drawings, if any, and other intangible property, including all leasing records and documents of Seller which pertain to the operation of the Property (the "Intangible Property") relating to the Land, Improvements, or Personalty; and

     2.1.6 All transferable licenses, permits, certificates, approvals, authorizations, variances and consents, if any (collectively "Permits"), issued or granted by governmental or quasi-governmental bodies, officers or authorities in respect of the ownership, occupancy, use and operation of the Land, Improvements and Personalty.

2.2 The items described In Section 2.1 shall be referred to collectively herein as the "Property" or the "Project".


                                      III.
                                     CLOSING

3.1 The procedure to be followed by the parties in connection with the Closing shall be as follows:

     3.1.1 At the Closing the Seller shall cause to be delivered to the Title Company (sometimes herein referred to as the "Escrow Agent") or to Purchaser, as applicable, the items specified herein and the following documents and instruments duly executed and acknowledged, in recordable form and in form reasonably acceptable to Seller and Purchaser:

     3.1.1.1 A special warranty deed (the "Deed") dated as of the Closing Date, in favor of Purchaser or its assignee pursuant to Section 12.6;


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     3.1.1.2 An assignment of Leases (the  "Assignment  of Leases")  dated as of the Closing Date, in favor of Purchaser or its assignee, in the form attached hereto as Exhibit "C";

     3.1.1.3 A bill of sale in a form reasonably acceptable to Seller and Purchaser, conveying the Personalty and an Assignment assigning Seller's interest in the Intangible Property, Permits and all assignable Contracts which Purchaser assumes hereunder. Purchaser must provide Seller with written notice specifying those Contracts it desires to terminate on or before ten (10) days prior to the Closing provided any such Contracts are terminable without cost to Seller;

     3.1.1.4 A certificate (the "Bills Paid Certificate") executed by or on behalf of Seller and dated as of the Closing Date, in a form satisfactory to the Title Company to remove any applicable title exceptions to such matters;

     3.1.1.5 A certified rent roll (the "Rent Roll Certificate") for the Project, certified by Seller or its agents to be true and correct as of the Closing Date in a form satisfactory to the Title Company to remove any applicable title exceptions to such matters;

     3.1.1.6 Evidence acceptable to Title Company, authorizing the consummation by Seller of the purchase and sale transaction contemplated hereby and the execution and delivery of the closing documents on behalf of Seller, including documentation confirming the legal existence of Seller, the authority of Seller to execute and deliver such closing documents and the valid execution of such closing documents on behalf of Seller;

     3.1.1.7 All keys to all locks on the Property in the possession of Seller and all documents in the possession of the Seller pertaining to tenants of the Property, including, but not limited to all Leases, applications, correspondence and credit reports relating to each such Tenant;

     3.1.1.8 To the extent available, all Permits relating to the Property;

     3.1.1.9 All plans, specifications, mechanical, electrical and plumbing layouts, operating manuals, leasing information and the like in the possession of Seller and utilized in connection with the operation of the Property, if available;

     3.1.1.10 Possession of the Property, subject only to the Permitted Exceptions (hereinafter defined);



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


     3.1.1.11 A form tenant notice letter informing Tenants of the change in ownership of the Property, which Purchaser shall cause to be delivered to all tenants within five (5) days after the Closing Date;

     3.1.1.12 A Closing Memorandum and Indemnification Agreement in the form attached hereto as Exhibit "D"; and

     3.1.1.13 All other documents and instruments reasonably required by Purchaser or the Title Company to effectuate the Closing.

     3.1.2 At the Closing, Purchaser, or its assignee, shall cause to be delivered to the Title Company funds payable to the Title Company representing the Purchase Price due in accordance with Article I hereof, less the Earnest Money together with all accrued interest thereon, which is to be applied to the payment required, and plus or minus prorations and adjustments hereinafter provided.

     3.1.3 At the Closing, Seller and Purchaser shall cause to be delivered to the Title Company such other instruments and documents as may be necessary and appropriate and required hereunder in order to complete the Closing of the transactions contemplated hereunder.

     3.1.4 At the Closing, Seller shall deliver to the Purchaser and the Title Company a certificate in such form as may be required by the Internal Revenue Service pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended, or the regulations issued pursuant thereto, certifying as to the nonforeign status of a transferor, in the form required by the Internal Revenue Service ("IRS"). In the event that Seller fails or refuses to deliver such certificate to Purchaser and the Title Company at the Closing, Seller authorizes the Purchaser or the Title Company to withhold from the cash portion of the Purchase Price as authorized by the IRS.

3.2 Upon the completion of the deliveries specified in Section 3.1 above, the Escrow Agent shall be authorized to cause the appropriate closing documents to be immediately recorded in the appropriate records of the counties in which the Property is located, and shall deliver the balance of the proceeds from the sale to Seller, after deducting all expenses thereof or such other items as may be specified herein and appearing on the closing statements.

3.3 Seller shall furnish Purchaser with a Texas Standard Owner's Policy of Title Insurance (the "Owner's Title Policy") or an irrevocable commitment to issue the Owner's Title Policy, in the full amount of the Purchase Price, wherein the Title Company shall insure that fee simple title to the Project is vested in Purchaser, containing no exception to such title other


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



than the Permitted Exceptions (hereinafter defined) and the standard printed exceptions (provided that the area and boundaries exceptions shall be amended at Purchaser's expense to except only to "Shortages in Area", the exception for restrictive covenants shall be endorsed "None of Record" or shall list only those restrictive covenants as may be Permitted Exceptions, the exception for taxes shall be limited to taxes for the year in which Closing occurs and subsequent years, and subsequent assessments for prior years due to change in land usage or ownership, and endorsed "Not Yet Due and Payable"), any exception for parties in possession of the Property shall be limited to rights of tenants in possession, as tenants only, pursuant to unrecorded written leases, and there shall be no exception for visible and apparent easements, roads and highways or any other matters which would be disclosed by a current survey of the Property.

3.4 Seller shall pay the cost of the Owner's Title Policy provided for above. Seller and Purchaser shall each pay one-half(1/2) of the escrow fee charged by the Tide Company and of the recording fees for the Deed imposed in connection with this transaction. Seller shall pay any and all prepayment penalties and other fees and expenses related to the payoff and discharge of any and all liens securing loans related to the Property, as well as the cost of the Survey (defined in Section 4.1.2 below). All other expenses incurred by Seller and Purchaser with respect to the Closing including, without limitation, the attorneys' fees and costs and expenses incurred in connection with negotiating, preparing and closing the transaction contemplated by this Agreement, shall be borne and paid exclusively by the party incurring the same, unless otherwise expressly provided in this Agreement.

                                       IV.
                         ITEMS FOR REVIEW; REVIEW PERIOD

4.1 Upon execution of this Agreement, Purchaser and/or Seller, as the case may be, shall perform the following within the time stated, each of which shall be a condition precedent:

     4.1.1 On or before three (3) days after the date hereof, Seller shall obtain a Commitment for Title insurance or a Commitment to insure (the "Commitment") dated not earlier than the date of this Agreement, issued by the Title Company, showing Seller's tide to the Property to be good and indefeasible, together with true, correct and legible copies of all items and documents referred to therein. Purchaser shall have five (5) days after receipt of said items (and the Survey hereinafter referred to) to examine the condition of title and approve or disapprove the same in writing. Those items listed in the Commitment and not disapproved of by Purchaser (including without limitation the Leases, Contracts and Permits) shall be referred to as the "Permitted Exceptions." In the event that Purchaser disapproves of all or any item referred to in the Commitment or the Survey, subject to the terms and conditions hereof, Seller shall have the opportunity for a period of two (2) days after receipt


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


of Purchaser's objections within which to provide Purchaser with written evidence that it cured or removed all such exceptions or a written commitment to, on or before the Closing cure or remove such exceptions. Seller shall reasonably cooperate with Purchaser (provided, Seller shall not be obligated to make any expenditures in this regard), at Purchaser's request, to resolve any reasonable objections made by Purchaser. Notwithstanding the foregoing, Seller shall be obligated to discharge at Closing, at Seller's sole cost and expense, any title exceptions that represent liens or encumbrances (other than any obligations and covenants under documents constituting the Permitted Exceptions) securing the payment of any monetary amounts not exceeding $10,000; provided, such $10,000 limit shall not apply to loans secured by the Property. In the event Seller falls or refuses to provide such written evidence or such written commitment to cure all of such items within such two (2) day cure period, Purchaser shall have the right, within two (2) days after the lapse of the above-described 2 day cure period, to terminate this Agreement, whereupon the Title Company is hereby authorized to, and shall, upon request of Purchaser, return to Purchaser all Earnest Money that has been theretofore paid or deposited by Purchaser to it under or in connection with this Agreement, and the parties hereto shall be released from all obligations hereunder. In the alternative, at the written request of Purchaser, Seller shall deliver the title subject to the exceptions which Seller has not cured or committed to cure (such exceptions becoming Permitted Exceptions) and Purchaser shall, by acceptance of such title, waive any objections to such Permitted Exceptions.

    4.1.2 Within three (3) days after the date of this Agreement, Seller, at Seller's sole cost and expense, shall cause to be prepared and furnished to Purchaser a currently dated " as-built" survey (the "Survey") of the Property, which Survey shall be reasonably acceptable to Purchaser and the Title Company for purposes of amending the survey exception. If necessary the Survey shall be revised at Seller's expense as requested by the Title Company for such purpose. However, any revisions requested by any lender financing the purchase shall be done at Purchaser's expense.

     4.1.3 On or before three (3) days after the date hereof, Seller shall deliver to Purchaser the following:

     4.1.3.1 Access at the Property to records, instruments, contracts and agreements in Seller's possession (or Seller's management company) which affect the ownership or operation of the Project.

     4.1.3.2 A true, correct and complete copy of any and all service contracts, environmental review reports or materials, and certificates of occupancy relating to or affecting the Property in Seller's possession. Copies of the Leases will be made available for inspection at the Property.


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     4.1.3.3 An inventory of the Personalty.

     4.1.3.4 An operating statement for the previous year and all completed months of 1998 and rent roll for the Project certified by Seller's management company to be true, complete and correct as of the date hereof. The rent roll (the "Rent Roll") shall show for each unit the tenant name, suite number, monthly rental, lease rent, security deposit held, any defaults known to Seller in any lease, the commencement and expiration date of each lease and designating any rights to renew or extend a lease and details of any concessions or specials. The rent roll and operating statement will be updated and delivered to Purchaser monthly during the term of this Agreement up to the Closing Date.

     4.1.3.5 Insurance information for the Property, including the type and limits of coverage currently in place and the premiums paid by Seller therefor.

     4.1.3.6 A summary of Seller's payroll reflecting the actual payroll ("Payroll Summary") for all employees having direct maintenance or management responsibility for the Property, including a designation of each job and its duties and the wages and benefits (including vacation and housing benefits) payable therefor.

     4.1.3.7 A copy of tax receipts for the preceding three (3) years.

     4.1.3.8 Copies of the last 12 months of bills for gas, electric, water and sewer services,

4.2 During the Review Period, Purchaser shall have the right to perform at its sole expense any and all inspections or studies of the Property which Purchaser may desire, including but not limited to a physical, environmental (provided any intrusive testing or coring shall require the prior written approval of Seller acting reasonably) and mechanical inspection of the Property, a feasibility study of the Property (including the right to enter vacant premises and with the provision of adequate notice and the tenants' consent the right to enter leased areas), an inspection of all books and records and financial information pertaining thereto, and interviews with on-site employees and the staff of Seller's management company. Seller or its agents shall be entitled to be present at all such inspections and interviews. Seller shall otherwise cooperate and cause its agents and employees to cooperate with Purchaser's inspections and reviews. If Purchaser shall find such inspections or studies to be unsatisfactory, for any reason, or if Purchaser otherwise determines that the Property is not suitable for its intended use thereof, for any reason whatsoever, in Purchaser's sole discretion, Purchaser shall have the right, at its option, to terminate this Agreement within the Review Period and, upon such termination, all Earnest Money previously deposited shall be immediately refunded to Purchaser and the parties hereto shall have no further liabilities one to the other. This

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Agreement  shall  automatically  terminate  without notice at 5:00 p.m.  Dallas,
Texas time on the last day of the Review Period, unless on or before such time and date Purchaser notifies Seller in writing that Purchaser does not elect to terminate this Agreement pursuant to its rights under this Section 4.2. In the event of the automatic termination of this Agreement pursuant to the immediately preceding sentence, Seller hereby directs and authorizes the Title Company, and the Title Company shall, notwithstanding any contrary instructions that Seller may hereafter give, immediately to return any and all Earnest Money and all interest accrued thereon to Purchaser without further inquiry of any sort whatsoever in regard to the Seller. Purchaser shall promptly thereafter deliver to Seller all of Seller's reports and documents and third party reports and documents delivered to or prepared for Purchaser, and Purchaser shall destroy the copies of such reports and documents in its possession as well as its Internal reports and documents. Purchaser shall repair any damage to the Property caused by its inspections or studies and Purchaser shall indemnify, defend and hold Seller harmless from and against any loss, cost, damage or expense, including reasonable attorneys' fees and court costs, suffered or incurred by Seller as a result of any activities conducted by Purchaser, its agents, employees, contractors or representatives on or about the Property. Purchaser's obligations contained in this paragraph shall survive the Closing or other termination of this Agreement.

                                       V.
                         REPRESENTATIONS AND WARRANTIES;
                        COVENANTS OF SELLER UNTIL CLOSING

5.1 In  addition  to the  representations  and  warranties  contained  in  other articles of this Agreement, Seller makes the following representations and warranties which shall be true and correct as of the Closing Date and shall survive the Closing as provided in this Agreement, and the truth of which shall be a condition precedent to Purchaser's obligations to close the transaction contemplated herein. Also, as used in this Agreement, Seller's knowledge shall mean the actual knowledge of Dennis R. McDaniel or David R. Roelke (the President and Chief Financial Officer of Seller's management company, respectively), and in connection with the delivery of the following representations and warranties (i) Seller has made no specific examination of files or records, nor has Seller made inquiry of any other employee of Seller, its advisors, or any management company engaged by Seller, (ii) no constructive knowledge of any matter shall be imputed to Seller as to matters not within the actual conscious knowledge of the above-named persons, and (iii) no personal liability shall attach to such persons as a result of any violation of any representation or warranty.

     5.1.1 Seller has full power and authority to enter into this Agreement and to consummate all of the transactions contemplated hereby, and the persons executing this Agreement and all other documents required to consummate the transactions contemplated


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hereby on behalf of Seller are duly  authorized  to execute this  Agreement  and such other documents on behalf of Seller, and are authorized to bind Seller to the terms hereof.

     5.1.2 To the best of Seller's knowledge, Seller has received no notice from any governmental authority advising Seller of its violation of a governmental ordinance, order or regulation including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act and to Seller's knowledge, there are no underground storage tanks located on the Property. Seller agrees to provide Purchaser with copies of any such notices it receives following the date hereof.

     5.1.3 To the best of Seller's knowledge, the financial information to be delivered to Purchaser pursuant to Article IV of this Agreement, including but not limited to, the rent roll, expense information, maintenance costs and operating expenses, is true, complete and correct.

     5.1.4 After the date hereof, Seller agrees to operate the Project in the ordinary course of business consistent with its past practices, including repairs, maintenance and leasing until Closing. Specifically, all units becoming vacant on or before five (5) days prior to the Closing shall be made Rent Ready (defined below)by Seller. As to any units becoming vacant within five (5) days of Closing, at Closing Purchaser shall receive a credit against the Purchase Price in an amount necessary to make such units Rent Ready. "Rent Ready" shall mean the condition of vacant units inspected by Purchaser's representatives on January 14, 1998 (i.e., units 7-113, 12-214 and 22-1339). Additionally, between the date hereof and Closing, Seller agrees not to remove any Personalty unless it is replaced with a comparable item of equal quality and quantity and Seller agrees not to enter into any written or oral contract, other than a Lease, unless such contract or agreement is terminable by the owner of the property for any reason, without any penalty or termination payment, upon not more than thirty (30) days' prior notice.

         5.1.5 The Property is not subject to any agreements of sale, or any options or other rights of third parties to acquire any interest therein (other than pursuant to this Agreement) and Seller has and at the Closing will have and will convey to Purchaser good and indefeasible fee simple title to the Property, free and clear of all conditions, exceptions, reservations,, liens, leases and other encumbrances, except the Permitted Exceptions.

         5.1.6 To Seller's knowledge, (i) no condemnation proceedings, eminent domain proceedings or similar actions or proceedings are now pending or threatened against the Property, and (ii) there are no proposals pending or threatened for rezoning or otherwise changing the land use of the Property.

         5.1.7 Seller has received no notice of any legal actions, suits, or other legal or governmental administrative proceedings, pending or threatened, against or affecting the Property, except those disclosed in writing to Purchaser.

     5.1.8 To the best knowledge of Seller, and except as shown on the Rent Roll or Payroll Summary, each Lease (including any and all modifications, amendments or supplements thereto) furnished to Purchaser with respect to the Property pursuant to this Agreement is in full force and effect, and has not been otherwise amended, modified or supplemented in any way. The Leases furnished to Purchaser with respect to the Property pursuant to this Agreement constitute the only written or oral agreements of any kind for the leasing, rental or occupancy of any portion of the Property. No party to any Lease has delivered to Seller any written notice alleging the occurrence of any breach thereof or default or event of default thereunder by Seller. No rental under any Leases has been collected in advance of the current month, and there are no concessions, bonuses, free months' rental, rebates or other matters affecting the rental for any Tenant thereunder, except as set forth on the Rent Roll or the Payroll Summary. Seller is the owner of the entire landlord's interest in and to each of the Leases and none of the Leases or the rental or other sums payable thereunder has been assigned or otherwise encumbered except pursuant to a collateral assignment to Seller's lender which will be released at Closing.

EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, PURCHASER ACKNOWLEDGES AND AGREES THAT SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE SPECIAL WARRANTY OF TITLE AS SET OUT IN THE DEED OR AS EXPRESSLY SET FORTH HEREIN), PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE, OF, AS TO,
CONCERNING OR WITH RESPECT TO: (1) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY; (2)THE INCOME TO BE DERIVED FROM THE PROPERTY; (3) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON; (4) THE COMPLIANCE OF OR BY THE PROPERTY OF ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (5) THE HABITABILITY, MERCHANTABILITY MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY; (6) THE MANNER OR QUALITY OF THE
CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY; (7) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY; OR (8) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, PURCHASER ACKNOWLEDGES SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES PROMISES, COVENANTS,
AGREEMENTS  OR  GUARANTIES  OF  ANY  KIND  OR  CHARACTER   WHATSOEVER  REGARDING
COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USES LAWS, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS. EXCEPT AS EXPRESSLY

PROVIDED IN THIS AGREEMENT, PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY DURING THE REVIEW PERIOD, PURCHASER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER, AND AT CLOSING AGREES TO ACCEPT THE PROPERTY AND WAIVE ALL OBJECTIONS OR CLAIMS AGAINST SELLER ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED OR TO BE MADE AVAILABLE TO PURCHASER WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND EXCEPT AS EXPRESSLY PROVIDED HEREIN SELLER MAKES NO REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER (INCLUDING WITHOUT LIMITATION THE BROKER), AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, EXCEPT AS EXPRESSLY PROVIDED HEREIN, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN NEGOTIATED BASED ON THE FACT THAT THE PROPERTY IS SOLD BY SELLER AND PURCHASED BY PURCHASER SUBJECT TO THE FOREGOING. THE PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE THE CLOSING IN PERPETUITY AND SHALL BE CONTAINED IN THE DEED.

If each of the warranties does not remain true up to and including the Closing as to any material matter and Purchaser has knowledge of the failure of such warranty to remain true, at Purchaser's option, this Agreement may be terminated by Purchaser if Seller does not cure such inaccuracy within 10 days after notice thereof to Seller, or Purchaser may elect to close the sale and thereby forever waive any claim for a breach of any such warranty.

5.4 Purchaser's Representations. Purchaser hereby represents and warrants to Seller that Purchaser has full power and authority to enter into this Agreement and to consummate all of the transactions contemplated hereby, and the persons executing this Agreement and all other documents required to consummate the transactions contemplated hereby on behalf of Purchaser are duly authorized to execute this Agreement and such other documents on behalf of Purchaser, and are authorized to bind Purchaser. This Agreement constitutes the legal, valid and binding obligation of Purchaser enforceable in accordance with its terms and provisions.

                                       VI.
                                    SURVIVAL

6.1 All warranties, representations, covenants, obligations and agreements contained in this Agreement shall survive the execution and delivery of the Deed and shall survive the Closing hereof for a period of six (6) months after the Closing Date.

                                      VII.
                           PRORATIONS AND ADJUSTMENTS

7.1 Operating expenses, ad valorem taxes on the Property for the current year, and utility charges shall be prorated at the Closing, effective as of the Closing Date, utilizing the best available computations of such items. If any of the items subject to proration under the foregoing provisions of this Section
7.1 cannot be prorated at the Closing because of the unavailability of the information necessary to compute such proration, or if any errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing and the proper party promptly reimbursed in cash which obligation shall survive the Closing for a period (the "Proration Period") from the Closing until one (1) year after the Closing. Notwithstanding anything to the contrary contained herein, neither party hereto shall have the right to require a recomputation of a Closing proration or a correction of an error or omission in a Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given written notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give written notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing. Income and expenses for the Closing Date shall be allocated to Seller. Delinquent rents collected by Purchaser shall be first applied to any amounts due Purchaser by any such tenant and next to any amounts due to Seller. If current ad valorem tax assessments are unavailable at Closing, said ad valorem taxes shall be adjusted based on tax assessments for the immediately preceding tax year, with said tax proration to be adjusted in cash between the parties, based on actual taxes for the current year, at the time such actual taxes are determined; provided, however, all special tax assessments made by any taxing authority with respect to the Project which are due and payable on or before the Closing shall be the sole responsibility of Seller and shall be paid by Seller at Closing. Purchaser shall receive a credit against the Purchase Price for tenant security deposits that are not yet forfeited or due to be refunded to tenants of the Property prior to Closing. The provisions of this paragraph shall survive Closing.

                                      VIII.
                                   COMMISSIONS

8.1 Except for any commission and/or fee payable to Wyndmere Capitol ("Wyndmere"), Seller shall be solely responsible for the payment of any and all real estate commissions, claims for such commissions and/or similar type fees arising, directly or indirectly, out of this transaction, including but not limited to the Broker (the "Commissions"), and Seller does hereby agree to indemnify Purchaser against and hold Purchaser harmless from any and all such Commissions including attorneys' fees incurred in any lawsuit regarding such Commissions. In connection therewith, Purchaser does hereby represent and warrant that except for a separate agreement with Wyndmere, it, its officers, employees and agents, have contracted for no such real estate commissions and/or similar type fees, nor has it contacted real estate agents or brokers, other than the Broker, nor has it acted in a manner so as to give rise to a claim for such real estate commissions or similar fees. Purchaser shall be solely responsible for the payment of any and all real estate commissions, claims for such commissions and/or similar type fees arising directly or indirectly out of this transaction to Wyndmere (the "Wyndmere Commission") and Purchaser does hereby agree to indemnify Seller against and hold Seller harmless from any and all of the Wyndmere Commission including any attorneys' fees incurred in any lawsuit regarding the Wyndmere Commission.

8.2 By its execution hereof Purchaser acknowledges that it has been informed by real estate brokers involved with this transaction that the Purchaser should have the abstract covering the Property examined by an attorney of the Purchaser's selection or that the Purchaser should be furnished with or obtain an owner's policy of title insurance covering the Property.

                                       IX.
                            TERMINATION AND REMEDIES

9.1 In the event that any of the Seller's representations or warranties contained herein are untrue or if Seller shall have failed to have performed any of the covenants and/or agreements contained herein which are to be performed by Seller, or if any of the conditions precedent to Purchaser's obligation to consummate the transactions contemplated hereby shall have failed to occur, Purchaser may, at its option, terminate this Agreement by giving written notice of termination to Seller and receive a full and immediate refund of any and all Earnest Money previously deposited, or Purchaser may seek to enforce specific performance of this Agreement, as its sole remedies.

9.2 If this Agreement is terminated by Purchaser pursuant to any provision of this Agreement authorizing such termination, Purchaser shall be entitled to the immediate refund of any and all Earnest Money previously deposited, together with all interest accrued thereon and thereafter Purchaser shall have no further obligations hereunder.

9.3 If Seller is not then in default in its obligations or agreements, and the Purchaser has not terminated this Agreement pursuant to any of the provisions authorizing such termination, and Purchaser fails to close the transaction contemplated hereby, Seller shall be entitled to receive the Earnest Money and all interest accrued thereon as liquidated damages for Purchaser's default (Seller and Purchaser hereby acknowledging that the amount of damages in the event of Purchaser's default is difficult or impossible to ascertain but that such amount is a fair estimate of such damage).

                                       X.
                                  RISK OF LOSS

10.1 Risk of loss until the Closing shall be borne by Seller. In the event that damage, loss or destruction of the Property or any part thereof, by fire or other casualty, or through condemnation or sale in lieu thereof, occurs prior to the actual closing of the transactions contemplated hereby, the extent of such damage or taking involving more than 10% of the Purchase Price or a diminution of the parking area by the greater of 5% or an amount making the remainder of the parking area non-compliant with applicable code requirements (a "Material Event"), the Purchaser shall, at its option, elect one of the following:

     10.1.1 To terminate this Agreement and receive an immediate refund of all Earnest Money previously deposited together with all interest accrued thereon.

     10.1.2 To close the transactions contemplated hereby and take an assignment of and receive in cash all insurance (including rent loss) or condemnation proceeds payable as a result of such casualty loss or condemnation, and receive a credit in the amount of any deductible applicable to such insurance coverage.

10.2 In the event of less than a Material Event, Purchaser shall close the transactions contemplated hereby and take an assignment of and receive in cash all insurance or condemnation proceeds payable as a result of such casualty loss or condemnation, and receive a credit in the amount of any deductible applicable to such insurance coverage.

10.3 Seller shall maintain the current insurance coverage in force for the Property in full force and effect up to and including the Closing Date.

10.4 In this regard, and in connection with the foregoing, at Purchaser's request, Seller shall:

     i. prior to the Closing, file any claim in a timely manner under any property insurance policy covering the Property currently held by Seller which Purchaser in good faith believes is covered by such policy;
     ii. prior to the Closing, take all actions necessary to preserve the insured's rights respecting such claims, including, without limitation, complying with all policy requirements respecting such claims;
     iii. at the Closing, to the extent assignable, assign its rights as to the claim to the Purchaser;
     iv. after the Closing, reasonably cooperate with Purchaser and/or its representatives in connection with any claims made under the policy (before or after the Closing) including providing any documents or testimony required in connection with such claims.

In consideration of the performance by Seller of its obligations under subparagraph (iv) above, Purchaser agrees that it shall reasonably compensate Seller and its members, managers, agents, officers and employees for any reasonable expenses from or related to its performance under item (iv) above. This paragraph shall survive Closing.

                                       XI.
                                     NOTICES

11.1 Any notice, request, demand, instruction or other communication to be given to either party hereunder, except those required to be delivered at Closing, shall be in writing, and shall be deemed to be given upon receipt, if hand delivered or delivered by express delivery service or via facsimile (provided a confirmation of transmittal is obtained), or two (2) days after deposit of such notice in registered or certified mail, return receipt requested (provided that any notice of termination shall be effective immediately upon deposit in registered or certified mail, return receipt requested), addressed to the respective parties at the address provided in Article I.

11.2 The addresses and addressees for the purpose of this article may be changed by either party by giving notice of such change to the other party in the manner provided herein for giving notice. For the purpose of changing such addresses or addressees only, unless and until such written notice is received, the last address and addressee stated in Article I shall be deemed to continue in effect for all purposes.

                                      XII.
                                  MISCELLANEOUS

12.1 Entire Agreement. THIS AGREEMENT AND THE EXHIBITS ATTACHED HERETO CONTAIN THE ENTIRE AGREEMENT BETWEEN THE PARTIES, AND NO PROMISE, REPRESENTATION, WARRANTY, AGREEMENT, GUARANTY OR COVENANT NOT

INCLUDED IN THIS AGREEMENT OR ANY SUCH REFERENCED AGREEMENTS HAS BEEN OR IS RELIED UPON BY EITHER PARTY.

12.2 No Oral Modification. NO MODIFICATION OR AMENDMENT OF THIS AGREEMENT SHALL BE OF ANY FORCE OR EFFECT UNLESS MADE IN WRITING AND EXECUTED BY BOTH PURCHASER AND SELLER.

12.3 Choice of Law and Venue. In the event that any litigation arises hereunder, it is specifically stipulated that this Agreement shall be interpreted and construed according to the laws of the State of Texas, and shall be performable in Dallas County, Texas.

12.4 Attorneys' Fees. The prevailing party in any litigation between the parties arising under this Agreement shall be entitled to recover reasonable attorney's fees.

12.5 Counterparts. This Agreement may be executed in any number of counterparts and may be delivered by facsimile, which if so executed and delivered shall constitute the agreement of the parties. The article headings herein contained are for purposes of identification only and shall not be considered in construing this Agreement.

12.6 Assignment. This Agreement, and the rights and obligations hereunder, may be assigned by Purchaser at any time to Apple Residential Income Trust, Inc. or an affiliated entity without the consent of Seller upon not less than five (5) days prior written notice to the Seller. This Agreement may not be assigned by Seller.

12.7 Date of Agreement. All references in this Agreement to "the date hereof," "Effective Date", or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Agreement and the Title Company has received and receipted fully executed copies of this Agreement.

12.8 Parties Bound. This Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, personal representatives, successors and assigns whenever the context so requires or admits.

12.9 Enforceability. If any provisions of this Agreement are held to be illegal, invalid or unenforceable under present or future laws, such provisions shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, provided that both parties hereto may still effectively realize the complete benefit of the transaction contemplated hereby.

12.10 Gender; Number. Any references to one gender used herein, whether masculine, feminine or neuter, shall be deemed to be a reference to any other gender as may be appropriate under the circumstances; further, the singular shall include the plural and the plural the singular.

12.11 Term of Offer. This Agreement constitutes an offer by the party first executing this Agreement on the terms and conditions and for the Purchase Price specified herein. Unless sooner terminated or withdrawn by notice In writing to other party, this offer shall lapse and terminate five (5) business days after the first party's delivery of this Agreement unless, prior to such time, the other party has executed and returned to the first party two (2) fully executed copies of this Agreement.

12.12 Obligations. To the extent necessary to carry out the terms and provisions hereof, the terms, conditions, obligations and rights set forth herein shall not be deemed terminated at the time of Closing, nor will they merge into the various documents executed and delivered at the time of Closing.

12.13 Day of Performance. In the event the day for which performance is scheduled hereunder is a Saturday, Sunday, or a holiday observed by national banking associations in Dallas, Texas, then the day for such performance shall be the immediately following business day. Any reference to a "business day" in this Agreement shall mean a day other than a Saturday, Sunday or holiday observed by national banking associations in Dallas, Texas.

12.14 Confidentiality. This Agreement and all of the terms and provisions hereof are confidential. Purchaser and Seller agree to keep confidential (and shall use their best efforts to cause their agents, employees and the Broker to keep confidentially) all discussions of this Agreement, the proposed acquisition, all documents and materials delivered pursuant to this Agreement, except for necessary disclosure to prospective investors, prospective partners, employees, accountants, attorneys, lenders and consultants of the parties hereto. Prior to Closing, no public announcements concerning this Agreement or the transaction contemplated herein shall be made by either party without the mutual consent of the parties hereto. Notwithstanding any of the foregoing, this Section 12.1 4 shall survive a termination of this Agreement by Purchaser or by Seller and shall be binding on Purchaser after such termination, but this Section 12.1 4 shall terminate and be of no force and effect if the transaction contemplated by this Agreement closes.

12.15 Special Agreement Regarding Purchaser's Public Status. Seller acknowledges that Purchaser is a public entity and that it is required to furnish financial statements to the Securities and Exchange Commission in connection with this acquisition. Seller agrees to make the information available (to the extent in Seller's management agent's possession) for Purchaser to audit the last 12 months of operation of the Property so that a report can be generated that is in compliance with accounting regulation S-X of the Securities and Exchange Commission. In this regard, upon Purchaser's request, Seller shall cause its management agent to provide a representation letter in the form attached hereto as Exhibit E and this agreement shall survive the Closing for a period of one
(1) year.

               SELLER:


               MGW APARTMENTS PARTNERSHIP
               By:      3636 COLORADO, INC., GENERAL PARTNER


                         /s/  Richard E. Archer
                        --------------------------------------------------------
                        Name:  Richard E. Archer
                        Title: Chairman of the Board and Chief Executive Officer

               BY:      BORLAND ARIZONA CORPORATION,
                        GENERAL PARTNER

                         /s/ David C. Borger
                        --------------------------------------------------------
                        David C. Borger, Vice-President, Development


                         /s/ Alan A. Borger, Jr.
                        --------------------------------------------------------
                        Alan A. Borger, Jr., Executive Vice President



                        Date: January 20, 1998
                             ---------------------------------------------------


               PURCHASER:
               CORNERSTONE REALTY GROUP, INC.


               /s/ S.J. Olander
               -----------------------------------------------------------------
               S.J. Olander, Vice President

               Date: 1/20/98
                     -----------------------------------------------------------



                           ACCEPTANCE BY TITLE COMPANY

The undersigned title company, COMMONWEALTH LAND TITLE OF DALLAS referred to in the foregiong Contract as the "Title Company", hereby acknowledges receipt of a fully executed copy (or executed counterparts) of the foregoing Contract and accepts the obligations of the Title Company as set forth in such Contract.


                                    COMMONWEALTH LAND TITLE OF DALLAS


                                     /s/ Jodi Joles
                                    --------------------------------------------
                                    By: Jodi Joles
                                       -----------------------------------------
                                    Date: January 20, 1998
                                         ---------------------------------------